UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014

ACCELPATH, INC
(Exact name of registrant as specified in its charter)

Delaware	000-27023	45-5151193
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

352A Christopher Avenue

Gaithersburg, Maryland 20879

(Address of Principal Executive Offices)

(240)780-7138

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                  Changes in Registrant’s Certifying Accountant.

(a)    On January 6, 2014, Accelpath Inc. (the “Company”) dismissed MaloneBailey, LLP ("MaloneBailey") as the independent accountant to audit the financial statements of the Company, effective as of that date.

MaloneBailey's reports on the Company's financial statements for the fiscal year ended June 30, 2012 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. MaloneBailey's report for the year ended June 30, 2012 included an emphasis regarding uncertainty about our ability to continue as a going concern and the financial statements did not include adjustments that might result from the outcome of this uncertainty.

There have been no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the events described in Item 304(a)(1)(v) of Regulation S-K (a “reportable event”) occurred within the Company’s two most recent fiscal years and any subsequent interim period preceding the dismissal of MaloneBailey.

The Company provided to MaloneBailey a copy of this Form 8-K and requested MaloneBailey to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A letter from MaloneBailey is attached as Exhibit 16.1 to this Form 8-K and incorporated herein by reference.

(b)    On January 6, 2014, the Company engaged John Scrudato CPA ("Scrudato") as the independent accountant to audit the financial statements of the Company and its subsidiaries effective as of that date.  Previously, the Audit Committee of the Board of Directors of the Company authorized and approved the engagement of PMB.

Neither the Company nor anyone on its behalf consulted Scrudato regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement and event identified in response to Item 304(a)(2) of Regulation S-K (there being none).

The following exhibit is filed with this report:

Exhibit No.	Description of Exhibit

16.1	Letter from MaloneBailey, LLC dated January 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCELPATH, INC.

By:	/s/ Gil Steedley
Chief Executive Officer

Date: January 23, 2014